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                           ALL-COMM MEDIA CORPORATION

                               WARRANT CERTIFICATE

         THIS WARRANT CERTIFICATE (the "Warrant Certificate") certifies that for
value received,                        , having an address at
                                     (the "Holder") is the owner of this warrant
(the "Warrant"), which entitles the Holder thereof to purchase at any time on or
before the  Expiration  Date (as defined below)             shares (the "Warrant
Shares") of fully paid non-assessable shares of the common stock, par value $.01 per share, (the "Common Stock"), of ALL-COMM MEDIA CORPORATION, a Nevada corporation (the "Company"), at a purchase price of $________ per Warrant Share, in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided.

               THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THIS WARRANT MAY NOT BE SOLD,
               TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.

1.      WARRANT; PURCHASE PRICE.

        This Warrant shall entitle the Holder thereof to purchase shares of Common Stock. The purchase price payable upon exercise of the Warrant (the "Purchase Price") shall be $_______ per share. The Purchase Price and the number of Warrant Shares evidenced by this Warrant Certificate are subject to adjustment as provided in Article 6.




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2.      EXERCISE; EXPIRATION DATE.

        (a) This Warrant is exercisable, at the option of the Holder, at any time after date of issuance and on or before the Expiration Date (as defined below) by delivering to the Company written notice of exercise (the "Exercise
Notice"), stating the number of Warrant Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company for the Warrant Shares being purchased. Within twenty (20) business days of the Company's receipt of the Exercise Notice accompanied by the consideration for the Warrant Shares being purchased, the Company shall issue and deliver to the Holder a certificate representing the Warrant Shares being purchased. In the case of exercise for less than all of the Warrant Shares represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant Shares.

        (b)  Expiration.  The term  "Expiration  Date"  shall  mean  5:00  p.m.,
California time, on                       or, if such date shall in the State of
California be a holiday or a day on which banks are authorized to close, then 5:00 p.m., California time, the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

3.      RESTRICTIONS ON TRANSFER.

        (a) Restrictions. This Warrant, and the Warrant Shares or any other security issuable upon exercise of this Warrant may not be assigned, transferred, sold, or otherwise disposed of unless (i) there is in effect a registration statement under the Act covering such sale, transfer, or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or other disposition may be effected without registration under the Act, as well as such other documentation incident to such sale, transfer, or other disposition as the Company's counsel shall reasonably request.




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         (b) Legend. Any Warrant Shares issued upon the exercise of this Warrant shall bear the following legend:

               "The shares evidenced by this certificate were issued upon exercise of a Warrant and may not be sold, transferred, or otherwise disposed of in the absence of an effective registration under the Securities Act of 1933 (the "Act") or an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer, or disposition may be effectuated without registration under the Act."

4.      RESERVATION OF SHARES.

        The Company covenants that it will at all time reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

5.      LOSS OR MUTILATION.

        Upon receipt by the Company of reasonable evidence of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof, a new Warrant Certificate representing an equal number of Warrant Shares exercisable thereunder.

6.      ANTI-DILUTION PROVISIONS.

        (a) The number of shares of Common Stock and the Purchase Price per Warrant Share pursuant to this Warrant shall be subject to adjustment from time to time as provided for in this Section 6(a). Notwithstanding any provision contained herein, the aggregate Purchase Price for the total number of Warrant Shares issuable pursuant to this Warrant shall remain unchanged. In case the Company shall at





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any time change as a whole,  by  subdivision  or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares, (i) the number of shares which the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to such increase or decrease of shares, as the case may be, and (ii) the Purchase Price per Warrant Share (but not the aggregate Purchase Price) in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease of shares, as the case may be.

        (b) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (or in the case of any sale, transfer, or other disposition to another corporation of all or substantially all the property, assets, business, and goodwill of the Company), the Holder of this Warrant shall thereafter be entitled to purchase the kind and amount of shares of capital stock which this Warrant entitled the Holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer, or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Section 6 with respect to rights and interests thereafter of the Holder of this Warrant to the end that the provisions of this Section 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant.

        (c) Fractional Shares - No certificate for fractional shares shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent.

        (d) Rights of the Holder. The Holder of this Warrant shall not be entitled to any rights of a shareholder of the Company in respect of any Warrant Shares purchasable upon the exercise hereof until such Warrant Shares have been paid for in full and issued to it. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock





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issuable upon such  exercise,  to the person or persons  entitled to receive the same.

7.      REPRESENTATIONS AND WARRANTIES.

        The Holder, by acceptance of this Warrant, represents and warrants to, and covenants and agrees with, the Company as follows;

           (i) The Warrant is being acquired for the Holder's own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

           (ii) The Holder is aware that the Warrant is not registered under the Act or any state securities or blue sky laws and, as a result, substantial restrictions exist with respect to the transferability of the Warrant and the Warrant Shares to be acquired upon exercise of the Warrant.

           (iii) The Holder is an accredited investor, as defined in Rule 501(a) of Regulation D under the Act and is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Warrant, and its financial position is such that it can afford to retain the Warrant and the Warrant Shares for an indefinite period of time without realizing any direct or indirect cash return on this investment.

8.      FURNISH INFORMATION.

        The Company agrees that, upon receipt of written request, it shall promptly deliver to the Holder copies of all financial statements, reports and proxy statements which the Company is required to send to its shareholders generally.

9.      MISCELLANEOUS.

        (a) Transfer Taxes; Expenses. The Holder shall pay any and all underwriters' discounts, brokerage fees, and transfer taxes incident to the sale or exercise of this Warrant or the sale of the underlying shares issuable thereunder, and shall pay the fees and expenses of any special attorneys or accountants retained by it.




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        (b) Notice. Any notice or other  communication  required or permitted to be given to the Company shall be in writing and shall be delivered by certified mail with return receipt or delivered in person against receipt, as follows:

                           ALL-COMM MEDIA CORPORATION
                         400 Corporate Pointe, Suite 780
                          Culver City, California 90230

         (c) Governing Law. This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to the conflicts of laws.




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        IN WITNESS WHEREOF,  the Company has caused this Warrant  Certificate to be duly executed as of the date set forth below.

                                       ALL-COMM MEDIA CORPORATION

                                       By: _______________________________
                                           Name:
                                           Title:

Attest: ___________________________
        Name:
        Title:

[SEAL]

Date:




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                           FORM OF EXERCISE OF WARRANT

        The undersigned hereby elects to exercise this Warrant as to ________ Common Shares covered thereby. Enclosed herewith is a bank or certified check in the amount of $_______.

Date:__________________________                 _______________________________
                                                Name:
                                                Address:

                                                Signature
                                                Guarantor:_____________________

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